Income Taxes - Deferred tax assets (liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets:
Net operating loss carryforwards	$ 57,618	$ 53,281
Tax credit carryforwards	10,385	10,383
Share-based compensation	6,500	7,122
Capitalized research and development	8,867	12,370
Intangibles	20	0
Total deferred tax assets	83,390	83,156
Valuation allowance	(83,390)	(83,156)
Net deferred tax assets	$ 0	$ 0